Exhibit 99.1

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January 14, 2013

New American Airlines: Preferred carrier for investors and high value customers

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Forward-looking statements

This Presentation contains various forward-looking statements which represent our expectations or beliefs concerning future events. When used in this document, the words “expects,” “estimates,” “plans,” “anticipates,” “indicates,” “believes,” “projects,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “could,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Similarly, statements that describe our strategies, objectives, plans or goals, or actions we may take in the future, are forward-looking statements. Forward-looking statements include, without limitation, statements about:

- the results and benefits of our restructuring

- our business strategies, plans and objectives, including the anticipated impact of such strategies, plans and objectives;

- our future operating and financial performance, including changes in revenues and costs;

- expectations regarding opportunities for growth;

- our aircraft fleet plans and our future financing plans and needs; and

- overall economic and industry conditions.

Other forward-looking statements include statements which do not relate solely to historical facts, such as statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this Presentation. Neither we nor any of our subsidiaries, officers, directors, employees or retained professionals undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause our actual results to differ materially from our expectations. For information concerning such factors, see our filings with the Securities and Exchange Commission, including but not limited to our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011, and September 30, 2011 and our Annual Reports on Form 10-K ended December 31, 2011

This Presentation indicates how we expect to emerge from the bankruptcy as a “new” airline assuming a completed restructuring. Our restructuring is subject to the completion of many tasks in our Chapter 11 cases, various approvals from the Bankruptcy Court, and a successful confirmation of a plan of reorganization

The information in this Presentation is based on our current reorganization plans and expectations, and is subject to change. This Presentation should not be regarded as a representation or warranty by the Debtors or any other person as to the accuracy of the projected financial or other information or that any projections set forth in the Presentation will be realized.

American Airlines 1

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American Airlines Overview

Operating Revenues

($ billions)

Cargo $0.7

Other $2.6 Pacific $1.0 Atlantic $2.4 Total $24.7 Domestic $13.6 Latin $4.5

Y/E Nov 2012

Top Ten Airlines (ASMS)

United

Delta

Lufthansa Group

American

Emirates

Air France-KLM

IAG

Southwest

US Airways

China Southern

May 2013

YE 2012 Employees 81,700

YE 2012 Aircraft 599 Mainline, 291 Regional

Hubs Chicago, Dallas, Los Angeles, Miami, New York

Destinations Served 280 (203 Domestic + 77 International)

Alliance oneworld

Source: SEC Filings, internal company analysis, Diio American Airlines 2

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Highly successful restructuring

The majority of our milestones are on track to being achieved

- New labor agreements with all groups - mainline and regional

- Achieved significant savings by freezing the pensions

- Significant vendor savings

- Renegotiated certain aircraft financings and reduced balance sheet debt

- Reduced corporate overhead

End result to be a company that is well-positioned for long term success

- Sustained profitability

- Labor stability with all groups

- Management, labor, and unsecured creditors will all be financially aligned and invested in the company’s success

Although much work remains, with the majority of our major milestones having been achieved, our plan is on track

American Airlines 3

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New American: Redesigned for long-term success

Lower cost structure and balance sheet that will generate highly attractive, long term financial results

Expanded global network that, in conjunction with oneworld partners, will be the most attractive network to high value customer segments

Revitalized products and services that will elevate American to an industry leadership position

American Airlines 4

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New American: Preferred global carrier for Investors

Cost Structure

Among the lowest non-labor costs of any major US carrier

Highly competitive labor costs

Retirement and medical benefits in line with industry leaders

Operational Flexibility

Fleet flexibility to adapt to changing market conditions

Broad portfolio of aircraft choices to address network opportunities

Market-based scope agreements allow expansion of regional operations and codesharing with domestic partners

Ability to outsource aircraft maintenance and airport operations

Capital Structure

Among the lowest leverage of any major US network carrier

Low leverage should provide liquidity and financial resilience to better withstand market volatility

Projected best in class EBITDAR margin and significant balance sheet strength

American Airlines 5

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New American: Preferred global carrier for High Value Customers

Global Network

Hubs in the U.S. cities with the largest concentration of high value customers

An expanding international network designed around the places the most important customers want to fly

Deeper and broader partnerships with the world’s premium airlines

Customer Experience and Brand

Investment in product and service upgrades that high value customers desire

Outstanding passenger productivity and connectivity through planned technology investments

A seamless and comfortable total travel experience for high value customers

Fleet and Facilities

Broad portfolio of aircraft facilitates a convenient schedule pattern

Moving to youngest, most efficient fleet among US peers

Premium terminals in hub cities

Increasing share of the high value customer spend will increase profitability

American Airlines 6

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New American: Preferred global carrier for Investors

Cost Structure

Among the lowest non-labor costs of any major US carrier

Highly competitive labor costs

Retirement and medical benefits in line with industry leaders

Fleet flexibility to adapt to changing market conditions

Broad portfolio of aircraft choices to address network opportunities

Operational Flexibility

Market-based scope agreements allow expansion of regional operations and codesharing with domestic partners

Ability to outsource maintenance and airport operations

Capital Structure

Among the lowest leverage of any major US network carrier

Low leverage should provide liquidity and financial resilience to better withstand market volatility

Projected best in class EBITDAR margin and significant balance sheet strength

American Airlines 7

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Cost Structure

Non-labor cost savings initiatives nearly complete

Aircraft Ownership

Rejected or renegotiated financing on more than 400 aircraft

Vendors and Facilities

Renegotiated more than 9,000 vendor contracts

Addressed over 500 real estate leases

Debt and Interest Savings

Compromised $2.5 billion of debt, in addition to aircraft debt

Planned refinancing of $1.3 billion of aircraft-backed debt

American Airlines 8

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Cost Structure

Non-labor savings of $4.3 billion over five years

Non-Labor Cash Savings

$910M 2013E $1,440M 2014E $770M 2015E $690M 2016E $560M 2017E

Debt and Interest

Vendors and Facilities

Aircraft

2013-2017 Total

$1.3B

$1.5B

$1.5B

Source: Internal Company projections American Airlines 9

Cost Structure

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Best-in-class non-labor unit costs

US Airways’ costs are lower due to limited international operations and lesser product offering

Mainline Ex-Fuel Non-Labor Unit Costs

Stage-Length Adjusted

6.0¢

5.2¢

5.0¢

4.9¢

5.0¢

United

American

Delta

US Airways

New American

Year Ending 2011

Source: SEC documents and company analysis. 10 Note: New American adjusted for projected non-labor savings, offset by incremental outsourcing costs

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Cost Structure

$1.1 billion in average annual labor savings

Employee Costs

Reduced management headcount by 15% and costs by 17%

Six-year agreements with all organized labor groups

Pensions frozen and competitive defined-contribution plans instituted

Substantial majority of labor savings achieved through long-lasting structural changes

– Additional outsourcing flexibility, productivity increases and competitive retirement and medical benefits

Labor groups’ equity stakes in the New American better align employees’ financial incentives with the Company’s

American Airlines 11

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Cost Structure

$1.1 billion in average annual labor savings

Labor Cash Savings

$1,350M

$1,280M

$1,130M

$1,060M

$780M

2013E

2014E

2015E

2016E

2017E

Average Labor Savings

$1.1B

Agents, Reps, & Planners

Management / Support

Flight Attendants

Pilots

Mechanics, Fleet Service,

and Other Ground

Source: Company analysis 12 Note: Excludes one-time payments related to early-outs and severance; Includes incremental outsourcing costs

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Cost Structure

Results in competitive labor unit costs

Our relative position is expected to continue to improve as other carriers either have open labor contracts or new costlier agreements not reflected here

Mainline Labor Unit Costs

Stage-Length Adjusted

4.4¢

3.7¢

3.4¢

3.4¢

2.9¢

American

United

Delta

US Airways

New American

Year ending 2011

Source: SEC documents and company analysis. 13 Note: New American adjusted for projected labor savings, excluding one-time labor and incremental outsourcing costs

STRICTLY PRIVATE AND HIGHLY CONFIDENTIAL WORKING DRAFT PRELIMINARY – SUBJECT TO SUBSTANTIAL REVISION

Cost Structure

Total cost savings average $2.0 billion per year

Total Cash Savings

Labor

Non Labor

$2.7B

$2.1B

$1.7B

$1.7B

$1.7B

2013E

2014E

2015E

2016E

2017E

Source: Company analysis 14 Note: Excludes one-time labor payments related to early-outs and severance; Includes incremental outsourcing costs

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Cost Structure

Highly competitive cost structure

Total Mainline Ex-Fuel Unit Costs

Stage-Length Adjusted

9.7¢

9.7¢

8.4¢

8.4¢

7.9¢

United

American

Delta

US Airways

New American

Year ending 2011

Source: SEC documents and company analysis. 15 Note: New American adjusted for projected non-fuel operating savings, excluding one-time labor payments

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New American: Preferred global carrier for Investors

Cost Structure

Among the lowest non-labor costs of any major US carrier

Highly competitive labor costs

Retirement and medical benefits in line with industry leaders

Fleet flexibility to adapt to changing market conditions

Broad portfolio of aircraft choices to address network opportunities

Operational Flexibility

Market-based scope agreements allow expansion of regional operations and codesharing with domestic partners

Ability to outsource maintenance and airport operations

Capital Structure

Among the lowest leverage of any major US network carrier

Low leverage should provide liquidity and financial resilience to better withstand market volatility

Projected best in class EBITDAR margin and significant balance sheet strength

American Airlines 16

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Operational Flexibility

While American plans to grow with the industry…

Growth is concentrated in the back half of the forecast period and can be tempered through adjustments to the fleet plan

American Capacity vs. Industry (ASMs)

Indexed to 2011 actual

Industry: 2012-2017 CAGR = 3.2%

American: 2012-2017 CAGR = 3.5%

2011A 2012E 2013E 2014E 2015E 2016E 2017E

Source: Innovata American Airlines 17

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Operational Flexibility

. . . . American has very substantial fleet flexibility

Options, lease expirations, and older unencumbered aircraft provide flexibility to respond to market conditions

Capacity purchase renewals and expirations and unencumbered aircraft provide regional flexibility

Mainline Fleet Flexibility

Maximum Plan Minimum

Max = 693

Plan = 652 185

Min = 508

2015E

Max = 794 237

Plan = 691

Min = 557

2017E

Regional Fleet Flexibility

Plan Minimum

Plan = 332 144

Min = 188

2015E

Plan = 364

Min = 123

2017E

241

American Airlines 18

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Operational Flexibility

The fleet is transformed over the next five years

The fleet plan calls for older, fuel inefficient aircraft such as MD80s and 767s to be replaced with newer, next generation aircraft such as 737s and B787s

Mainline Fleet By Type

YE 2012 YE 2017

190 89 195 446 174 53 49 103

MD80 B737 / A320 Family B757/ B767 B777 / B787

American Airlines 19

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Operational Flexibility

Fleet replacement will improve earnings . . .

Fuel efficiency and lower maintenance costs are expected to more than offset the increased ownership / leasing costs of the new aircraft

Aircraft were evaluated on an absolute and replacement basis to ensure adequate return on the capital investment

Replacement Example: New A319 vs. 20 Year-Old MD-80

Annual economics per aircraft

Earnings Improvement

Current MD80 Net Earnings

Revenue

Fuel

Maintenance

Crew, Landing Fees, Services, and Other

Ownership

New A319 Net Earnings

Assume $3.00 fuel, 513 miles stage length 2,332 annual departures, in-sourced maintenance Airlines

20

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Operational Flexibility

. . . and better matches aircraft to market size

Today Future

UNITED DELTA AA AA

Smallest narrow-body 108 124 140 102

Largest regional jet 76 76 66 76

“Gap” 32 48 74 26

Improved fleet “distribution” will enable American to deploy the right aircraft in the right markets

American Airlines

21

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Operational Flexibility

Impact of gauge improvement on profitability

Revenue impact of gauge and regional flying

2012 to 2017

A. Mainline downgauge

Moving from ~160 to ~153 average seats per departure improves mainline PRASM

B. Regional upgauge

Moving from 51 to 64 average seats per departure decreases regional PRASM

C. Mainline to Regional downgauge

Shift from mainline to higher PRASM regional flying increases consolidated PRASM

D. Total revenue impact D = A – B + C

E. Incremental cost1

Shift to more regional flying increases CASM

F. EBITDAR impact

F = D – E

1 Illustrative analysis of CASM change due to mix of regional and mainline flying. Full impact is implicit in BPM and is influenced by several factors (i.e., efficiency of new fleet, fuel, labor, etc.)

American Airlines

22

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Operational Flexibility

Enhanced scope agreements provide operational flexibility

Increased maximum number of large regional jets from 47 aircraft to 40% of narrowbody fleet size in 2016

Increased codesharing up to 50% of domestic capacity

M&R outsourcing of up to 35% of spend and ability to outsource airport services

Percent of regional ASMs

Domestic codeshare capacity percentage of total

Outsourced M&R Cost / Total M&R Cost

American 2012 8% 9% 10%

+5%pts +41%pts +25%pts

New American 2017E 13% Up to 50% Up to 35%

United 2012 13% 29% 49%

Delta 2012 13% 12% 38%

US Airways 2012 17% 82% 58%

American Airlines

23

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Operational Flexibility

Improved operational flexibility expected to drive significant portion of revenue improvement

Majority of improvement is “catch up” as we remove constraints that our competitors do not have

Revenue Improvements ($ in millions)

Right Sizing Aircraft

Partnerships

Product Initiatives

Net EBITDAR Benefit

$1,185 $1,127 $972 $639 $760 $614 $549 $456 $377 $234

2013E 2014E 2015E 2016E 2017E

Net EBITDAR benefit of increased costs from change in gauge

Source: Internal Company projections American Airlines 24

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New American: Preferred global carrier for Investors

Cost Structure

Among the lowest non-labor costs of any major US carrier

Highly competitive labor costs

Retirement and medical benefits in line with industry leaders

Operational Flexibility

Fleet flexibility to adapt to changing market conditions

Broad portfolio of aircraft choices to address network opportunities

Market-based scope agreements allow expansion of regional operations and codesharing with domestic partners

Ability to outsource maintenance and airport operations

Capital Structure

Among the lowest leverage of any major US network carrier

Low leverage should provide liquidity and financial resilience to better withstand market volatility

Projected best in class EBITDAR margin and significant balance sheet strength

American Airlines 25

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Capital Structure

Significant balance sheet actions...

Unsecured and Tax-Exempt Debt

Eliminated $2.5 billion of unsecured and tax exempt debt resulting in $1.3 billion in interest and principal savings over the forecast period

Retiree Benefits

Addressed retiree medical benefits for active employees; negotiations regarding retired employees ongoing

Froze pension plans for all employee groups

Aircraft Rent and Debt

Restructured leases to reduce rent payments by over $1.1 billion over the forecast period which lowers capitalized aircraft lease debt

Restructured BNDES debt resulting in $670 million in cash savings, $550 million to be realized in the forecast period

American Airlines 26

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Capital Structure

Net debt levels will be reduced by over 30%

Adjusted Net Debt

$12.9 -31% $10.1 $9.0

At Filing At Emergence 2015E

Total Cash $5,362 million $7,650 million

Unrestricted Cash $4,775 million $7,163 million

Note: Mainline aircraft leases capitalized at 7x; excludes post-employment liabilities

American Airlines 27

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Capital Structure

Exit financing assumption

The forecast assumes $1 billion in new secured financing is in place at the time of emergence

AMR will review the need for and size of such financing as the reorganization process moves forward

Our cash position at emergence and the necessity, amount, form and timing of any financing will be influenced by a number of factors

Financial performance of the airline

Timing of the emergence and unwinding of restricted cash related to the chapter 11 process

Amount and timing of claims to be satisfied in cash pursuant to a plan of reorganization

Including administrative and priority claims and secured debt obligations

Outcome of assumed debt financing transactions

Market conditions at the time of emergence

American Airlines

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Capital Structure

Plan results in the highest liquidity in the industry while unencumbered assets grow

Liquidity – Unrestricted Cash as % Revenue

New American 19-25%

2013E-2017E range

United 19%

US Airways 18%

American 17%

Delta 14%

Unencumbered Assets

2013 $2.2 B

2014 $2.6 B

2015 $4.3 B

2016 $9.3 B

2017 $11.4 B

Note: Delta and United include undrawn revolvers

American expects to be able to make new investments, support future growth, and maintain flexibility to absorb macro shocks

Source: SEC filings and Company analysis; New American includes adjustments for debt reduction and operating improvement due to restructuring

29

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Capital Structure

Leverage ratio expected to improve to best-in-class

Leverage

Adjusted Net Debt /EBITDAR

3.9x

3.7x

3.3x

2.4x

1.9 – 2.4x

American

US Airways

United

Delta

New American

Year ending September 2012 EBITDAR

2013E-2017E range

(1) Adjusted debt includes on and off balance sheet debt and mainline aircraft leases at 7x, excludes pensions

30

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Cost improvements and revenue enhancements expected to produce industry leading profitability

EBITDAR Margin

8.1%

11.2%

12.8%

13.2%

15.7-17.6%

American

United

US Airways

Delta

New American

2013E-17E Range

Year ending September 2012

Source: SEC documents and Company analysis

American Airlines

30

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2012 results reflects improved revenue performance

While we have started to see cost savings in 2012, the majority of the EBITDAR improvement in 2012 resulted from improved revenue performance

Labor Savings

Other Savings

Base Revenue Growth & Other

$1,388

$214

$59

$303

$1,963

2011 Adjusted EBITDAR

2012E Adjusted EBITDAR

Note: Periods after 2011 exclude special and one-time costs associated with restructuring; Revenue initiatives are net of associated incremental costs

32

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2013 improvement reflects the restructuring

The improvement is expected to continue in 2013 as a substantial majority of cost savings begin to be realized in 2013 and revenue initiatives begin to ramp up

Labor Savings

Other Savings

Revenue Initiatives

Base Revenue Growth & Other

$1,963

$1,117

$1,117

$234

$549

$4,132

2012E Adjusted EBITDAR

2013E Adjusted EBITDAR

Note: Periods after 2011 exclude special and one-time costs associated with restructuring; Revenue initiatives are net of associated incremental costs 33

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...and continue into 2014

The implementation of the cost savings and revenue initiatives are forecast to continue in 2014

Labor Savings

Other Savings

Revenue Initiatives

Base Revenue Growth and Other

$4,132

$253

$89

$222

$146

$4,842

2013E Adjusted EBITDAR

2014E Adjusted EBITDAR

Note: Periods after 2011 exclude special and one-time costs associated with restructuring; Revenue initiatives are net of associated incremental costs

34

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New American: Preferred global carrier for High Value Customers

Global Network

Customer Experience and Brand

Fleet and Facilities

Hubs in the cities with the largest concentration of high value customers

An expanding international network designed around the places the most important customers want to fly

Deeper and broader partnerships with the world’s premium airlines

Leading-edge investment in product and service upgrades that high value customers desire

Outstanding passenger productivity and connectivity through technology

A seamless and comfortable total travel experience for high value customers

Broad portfolio of aircraft facilitates a convenient schedule pattern

Moving to youngest, most efficient fleet among US peers

Premium terminals in hub cities

Increasing share of the high value customer spend will increase profitability

American Airlines

35

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New American: Preferred global carrier for High Value Customers

Hubs in the cities with the largest concentration of high value customers

Global Network Global Network

An expanding international network designed around the places the most important customers want to fly

Deeper and broader partnerships with the world’s premium airlines

Customer Experience and Brand

Leading-edge investment in product and service upgrades that high value customers desire

Experience and

Outstanding passenger productivity and connectivity through technology

Brand

A seamless and comfortable total travel experience for high value customers

Fleet and Facilities

Broad portfolio of aircraft facilitates a convenient schedule pattern

Fleet and

Moving to youngest, most efficient fleet among US peers

Facilities

Premium terminals in hub cities

Increasing share of the high value customer spend will increase profitability

American Airlines 36

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Global Network

American’s network is designed to meet high value

customer demands

American has hubs in the four largest metropolitan areas of the United States

139 of Fortune 500 companies are located in our key cities; many of our high value customers are their top travelers

Fortune 500

U.S. Metropolitan Population (millions)

Population Rank

Corporations

New York

18.9

#1

68

Los Angeles

12.8

#2

19

Chicago

9.5

#3

29

Dallas/Fort Worth

6.4

#4

18

Miami

5.6

#8

5

Source: US Census, 2010, Fortune 2012 American Airlines 37

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Global Network

American is building on its enviable position in Latin America

Latin

Atlantic

Pacific

Carrier

Capacity share

Carrier*

Capacity share

Carrier*

Capacity share

#1

AA

American Airlines

28%

UNITED Lufhansa Air CANADA

29%

UNITED ANA

20%

15pts

6pts

6pts

#2

UNITED

13%

DELTA KLM AIRFRANCE ALITALIA

23%

AA

American Airlines JAL QANTAS

14%

#3

LAN

10%

AA

American Airlines BRITISH AIRWAYS IBERIAi

22%

DELTA

10%

*Atlantic and Pacific airlines include joint business agreements represented by U.S. carrier

American Airlines 38

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Global Network Hubs are the foundation for network improvement

The comprehensive hub strategy will strengthen American’s network and better match our customers’ travel demands domestically and internationally

DFW

MIA

ORD

LAX

JFK

Increase Services to

Existing Destinations

✓

✓

✓

✓

✓

Add New Markets/

Destinations Served

✓

✓

✓

✓

✓

Grow Positions of

✓

✓

Strength

Europe Diversification

✓

✓

✓

Grow Asia

✓

✓

Capitalize on Latin

✓

✓

Franchise

American Airlines 39

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Global Network Growth is international - where demand is strongest

Demand Forecast

IATA

(2011-15)

Domestic 3.8%

UK 4.4%

Europe 4.4%

Latin North 6.0%

Latin South 8.0%

Asia 7.5%

Higher growth is projected in all international regions

International Capacity

43%

43%

40%

37%

23%

US Airways

American

Delta

United

2012

American 2017E Plan

Source: FY 2012 DIIO Schedule Data American Airlines 40

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Global Network Growth is focused in the most attractive markets

Demand and Capacity Growth

AA Capacity Growth (2012-17 ASM CAGR) Company Forecast for Industry Demand Growth (2012-17 RPM CAGR)

Focus on higher yielding passengers with smaller aircraft and higher frequency

1.2%

Domestic

Add new destinations for hub feed and network breadth

2.7%

Expand codesharing with domestic partners

Diversify presence in the region

3.1%

Leverage joint business strength to increase key business market penetration

Europe

2.6%

Implement new routes and increase European connectivity and markets served

Build on American’s leading position in the region

Latin

6.0%

Growth with strong business ties to US and Europe

America

Leverage partners’ regional strength to further increase American’s virtual network

6.2%

New service to secondary markets that currently do not have direct service to US

14.4%

Connects US and Latin America with fastest growing economic region

Asia

Higher than industry capacity growth due to low current base in region

4.1%

Capitalize on large local market demand

Leverage joint business agreements with JAL & Qantas

Source: FY 2012 DIIO Schedule Data, Company Analysis American Airlines 41

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Global Network New routes now in place or announced for this year

American added and announced many exciting new routes in 2012

New routes include Dallas to Incheon, South Korea, Chicago to Dusseldorf, Germany, Los Angeles to Washington, DC, and Miami to Manaus, Brazil

New/Planned Routes (2012-2013)

Increased Frequency (2012-2013)

American Airlines 42

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Global Network

Partnerships increase expected share of high value customers

- American, with its Joint Business partnerships, is a leader in projected corporate revenue share in the biggest domestic and international markets

Projected Worldwide Corporate Revenue Share
Top 50 Markets by Carrier


27%
22%
11%
4%
37%
United
American
Delta
US Airways
Other

Projected Worldwide Corporate Revenue Share
Top 50 Markets by Joint Business


36%
31%
13%
20%
American JB
United JB
Delta JB
No JB

YE June 2012 Quality of Service Index (QSI) weighted for YE July 2012 PRISM company travel.
All companies in PRISM were used for industry revenue (contracted/non-contracted, domestically/internationally based).

American Airlines
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Global Network oneworld, the preferred alliance for High Value Customers, generates disproportionate revenue share

Outsized revenue share validates oneworld’s positioning as the premium global alliance and its resonance with the High Value Customers

Largest Worldwide Premium Markets

International Premium Passengers Per Day Each Way

London 4,200

Tokyo 2,500

New York 2,500

Hong Kong 2,300

Singapore 2,300

Paris 1,700

Seoul 1,400

Frankfurt 1,300

Revenue Premium

versus Seat Share (pts) Top 100 global cities

4.0 1.0 (5.0)

oneworld Star Skyteam

oneworld Data Source: IATA Airport-IS, 12 months ended July 2012, includes members-elect . Top 100 cities from Mastercard study

American Airlines 44

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Global Network

American continues to increase both the breadth and depth of partnerships

No partnership Interline Code share Alliance Joint Business

Through-ticketing and check-in

Place code on flights

Loyalty program alignment

Facility coordination

Network / schedule coordination

Integrated marketing and sales

Coordinated pricing

Revenue and cost sharing

Number of partners (YE 2011) 120 22 11 3

Recent additions

TAM AIRLINES

Air Tahiti Nui

HAINAN AIRLINES

Malaysia AIRLINES

QATAR AIRWAYS

QANTAS

American Airlines

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New American: Preferred global carrier for High Value Customers

Global Network

Hubs in the cities with the largest concentration of high value customers

An expanding international network designed around the places the most important customers want to fly

Deeper and broader partnerships with the world’s premium airlines

Customer Experience and Brand

Leading-edge investment in product and service upgrades that high value customers desire

Outstanding passenger productivity and connectivity through technology

A seamless and comfortable total travel experience for high value customers

Broad portfolio of aircraft facilitates a convenient schedule pattern

Fleet and Facilities

Moving to youngest, most efficient fleet among US peers

Premium terminals in hub cities

Increasing share of the high value customer spend will increase profitability

American Airlines

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Customer Experience

American is continuing its long history of leading products and services

AAdvantage citi

4147 1101 2345 6789

4147

Valid dates

01/12 12/31/14

L WALKER

VISA

Member since 00

PLATINUM LEVEL

SIGNATURE

Samsung Galaxy Tab in Premium Cabins Introduced 4Q 2011

Citi/ AAdvantage Primary Card Refresh Launched 2Q 2012

Main Cabin Extra/Flight Attendant Tablets Introduced 4Q 2012

777- 300ER 1Q 2013

A319 3Q 2013

A321 Transcon 4Q 2013

Existing Widebody Redesign Early 2014

Note: Club lounge refurbishments ongoing.

American Airlines

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Customer Experience

...exemplified by fleet and product introductions that further enhance our position

First and only U.S. airline to take delivery of Boeing 777-300ER

Redesigned industry leading Flagship suite

New fully flat, 100% aisle access Business Class

Walk-up snack bar, a first for a North American Airline

New international wi-fi connectivity and premium service enhancements

A321 Transcontinental

Soon to be only airline to offer three classes of service

Exclusive First Class and fully flat Business Class

Best product for cross-country travel between JFK and LAX/SFO

All new mainline aircraft delivered late 2013 and beyond will have seat back In-Flight Entertainment

New Airbus and Boeing aircraft will offer advanced In-Flight Entertainment

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New American: Preferred global carrier for High Value Customers

Hubs in the cities with the largest concentration of high value customers

Global

An expanding international network designed around the places the most

Network

important customers want to fly

Deeper and broader partnerships with the world’s premium airlines

Leading-edge investment in product and service upgrades that high value

Customer

customers desire

Experience and Outstanding passenger productivity and connectivity through technology

Brand A seamless and comfortable total travel experience for high value customers Broad portfolio of aircraft facilitates a convenient schedule pattern

Fleet and Moving to youngest, most efficient fleet among US peers

Facilities

Premium terminals in hub cities

Increasing share of the high value customer spend will increase profitability

American Airlines 49

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Fleet and Facilities

American will have the youngest fleet in the industry

Average Mainline Fleet Age (years)

16.4

14.9

13.2

12.9

-4.3

10.6

Delta

American

United

US Airways

New American

2017

Source: ACAS November 2012, Company Analysis American Airlines 50

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Fleet and Facilities

Regional flying will increase to improve connectivity

Increasing regional capacity will allow American to increase frequency, with lower total capacity, at comparable costs

– Regional flying grows to level proven successful and sustainable by United and Delta

8am

9am

10am 11am

1pm

4pm

6pm

Competitor

Current

AA

- GAP -

- GAP -

- GAP -

Future

AA

Mainline (120-140 Seats)

Regional (66-76 Seats)

Source: Innovata American Airlines 51

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Fleet and Facilities

American’s premium facilities further elevate the total travel experience

American works with airport partners to provide passengers with the world-class amenities and services they value

New terminals at DFW, JFK and Miami

37 Admirals Club and 4 Flagship lounges feature offer a professional environment, personalized service and exceptional amenities to make the travel experience more relaxing and productive

American Airlines

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The strategy is working in each of our hubs…

Unit revenue growth has been strong across all five hubs, and growth is expected to continue

Domestic unit revenue grew 5.8% in the first eleven months of 2012

Hub Unit Revenue Growth

First eleven months of 2012

ORD

PRASM

Strategy

Large RJs offer

competitive cabin

9%

product and

increased

frequencies

LAX

PRASM

Strategy

Expand into Asian

oneworld hubs

4%

Premium transcon service

DFW

PRASM

Strategy

Increase

penetration in

7%

Mexico and Latin

America

Increase scale

NYC

PRASM

Strategy

Primary trans-Atlantic

gateway

4%

Use code-share to

feed connections

Premium transcon

MIA

PRASM

Strategy

Enhance Latin

gateway

5%

Use large RJs to

improve domestic

depth

Source: Internal company report (Consolidated YTD November 2012 vs. YTD November 2011)

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...and in each international region

- Unit revenue growth is robust in all four entities and reflects American's strengthening position in Asia and Latin America
- Unit revenue increased 6.2% in the first eleven months of 2012

Unit Revenue Growth
First eleven months of 2012

Domestic

PRASM: 6%

Strategy
- Focus on HVCs
- New destinations for hub feed
- Expand codesharing

Latin America

PRASM: 5%

Strategy
- Strengthen American's leadership position in region
- Increase virtual network through partners
- New routes

EMEA

PRASM: 6%

Strategy
- Leverage JBAs' strength to increase HVC market penetration
- New routes

Asia

PRASM: 11%

Strategy
- Diversify geographies served
- Connect US and Latin America with region
- Leverage JBAs

Source: Internal company report (Mainline YTD November 2012 vs. YTD November 2011)

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Conclusion

New American: Preferred airline for investors

- Best in class profitability

- Strong capital structure

- Operational flexibility to adapt as needed

New American: Preferred airline for high value customers

- Hubs in the right places and premier partners

- Renewing and re-gauging our fleet

- Leading products and services

Our existing strategic assets combined with our restructured balance sheet and cost profile creates a long-term competitive advantage

American Airlines 55

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Financial Summary

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Summary Financial Projections

($ in millions)	2012E[1]	2013E[2]	2014E	2015E	2016E	2017E	CAGR '12E - '17E
Revenues	$24,798	$26,348	$27,559	$29,963	$31,807	$32,346	*5.5%*
Adjusted EBITDAR[3]	1,963	4,132	4,842	5,128	5,105	5,142	*21.2%*
% Margin	*7.9%*	*15.7%*	*17.6%*	*17.1%*	*16.1%*	*15.9%*	
Adjusted Net Income[4]	(228)	1,630	2,263	2,213	1,984	1,788	*n.m.*
% Margin	*(0.9%)*	*6.2%*	*8.2%*	*7.4%*	*6.2%*	*5.5%*	
Consolidated Operating Statistics:							
Available Seat Miles (bn)	166.0	168.2	172.8	185.3	194.7	197.2	*3.5%*
Pax Rev per Available Seat Mile (¢)	13.01	13.53	13.80	14.01	14.15	14.21	*1.8%*
CASM Ex-Fuel and Special Items (¢)	9.43	8.96	9.20	9.53	10.01	10.35	*1.9%*
Fuel Price Per Gallon	$3.20	$3.17	$3.14	$3.14	$3.13	$3.11	
Cash Flow from Operations	$1,375	$2,204	$3,357	$3,666	$3,167	$2,967	*16.6%*
Net Capex[5]	(492)	(1,353)	(1,834)	(2,643)	(2,657)	(2,372)	
Balance Sheet Summary							
Unrestricted Cash	$3,884	$5,559	$6,791	$7,163	$6,060	$6,066	
% of Revenue	*15.7%*	*21.1%*	*24.6%*	*23.9%*	*19.1%*	*18.8%*	
Total Debt[6]	$8,530	$9,075	$8,784	$8,167	$6,575	$6,011	
Off Balance Sheet Debt[6]	210	425	313	313	313	313	
Capitalized Aircraft Rent[7]	3,805	5,432	7,027	8,767	10,276	11,943	
Adjusted Net Debt	$8,662	$9,374	$9,332	$10,085	$11,103	$12,200	
Adj. Net Debt / Adj. EBITDAR	4.4x	2.3x	1.9x	2.0x	2.2x	2.4x	

Notes

1. *Based on actuals from January – November and December forecast*
2. *Projected emergence date of April 30, 2013*
3. *Adjusted to exclude bankruptcy and special items of ($149m) in 2012 and $103m in 2013*
4. *Adjusted to exclude bankruptcy and special items of ($134m) in 2012 and $163m in 2013*
5. *Capex less sale leaseback proceeds*
6. *2012 values net of $1.9B and $1.3B, respectively, in liabilities subject to compromise*
7. *Represents LTM mainline aircraft rent capitalized at 7x*

American Airlines

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Projected Consolidated Statements of Operations (1)

($ in millions)	2012E(2)	2013E(3)	2014E	2015E	2016E	2017E
	Years ending December 31,					
Operating Revenue:						
Passenger Revenue	$21,601	$22,754	$23,840	$25,974	$27,557	$28,038
Other Revenue	3,196	3,594	3,720	3,989	4,250	4,308
Total Operating Revenue	**$24,798**	**$26,348**	**$27,559**	**$29,963**	**$31,807**	**$32,346**
Operating Expenses						
Aircraft Fuel & Taxes	$8,739	$8,871	$8,816	$9,446	$9,807	$9,715
Salaries and Benefits	6,882	5,619	5,763	6,418	7,139	7,355
Maintenance, Materials & Repairs	1,401	1,628	1,613	1,753	1,863	1,790
Food and Service	532	567	598	659	704	727
Other Rentals and Landing Fees	1,321	1,356	1,466	1,650	1,807	1,906
Depreciation and Amortization	1,023	959	986	1,027	1,120	1,222
Aircraft Rentals	550	844	1,190	1,625	1,998	2,320
Special Charges	(149)	103	–	–	–	–
Other operating expenses	3,951	4,108	4,276	4,537	4,853	5,097
Total Operating Expenses	**$24,251**	**$24,053**	**$24,707**	**$27,114**	**$29,290**	**$30,132**
Operating Earnings	**$547**	**$2,295**	**$2,852**	**$2,848**	**$2,517**	**$2,214**
Other Income / (Expense)						
Net Interest Expense	($641)	($713)	($564)	($541)	($459)	($346)
Other	6	(114)	(25)	(94)	(74)	(79)
Total Other Income / (Expense)	**($635)**	**($828)**	**($589)**	**($636)**	**($534)**	**($425)**
Pretax Income	**($89)**	**$1,467**	**$2,263**	**$2,213**	**$1,984**	**$1,788**
Income Taxes	(5)	–	–	–	–	–
Net Income	**($93)**	**$1,467**	**$2,263**	**$2,213**	**$1,984**	**$1,788**

Notes
1. *Exclude bankruptcy and special items and does not reflect fresh start accounting*
2. *Based on actuals from January - November and December forecast*
3. *Projected emergence date of April 30, 2013*

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Projected Consolidated Balance Sheets (1)

($ in millions)	2012E(2)	2013E(3)	2014E	2015E	2016E	2017E
	Years ending December 31,					
Current Assets						
Cash and ST Investments	$4,733	$6,097	$7,279	$7,650	$6,548	$6,554
Other current assets	2,130	2,276	2,370	2,507	2,562	2,595
Total Current Assets	$6,863	$8,372	$9,648	$10,158	$9,110	$9,149
Flight and Other Equipment, Net	$13,622	$14,005	$14,868	$16,487	$18,014	$19,166
Intangibles, Routes, Slots and Gates	871	871	871	871	871	871
Other Non-Current Assets	2,053	2,053	2,053	2,053	2,053	2,053
Total Assets	**$23,409**	**$25,302**	**$27,441**	**$29,569**	**$30,048**	**$31,240**
Current Liabilities						
Accounts Payable	$1,183	$1,315	$1,334	$1,500	$1,599	$1,641
Accrued Liabilities	2,178	2,243	2,346	2,668	2,794	2,890
Air Traffic Liability	4,236	4,315	4,598	4,787	4,836	4,836
Total Current Liabilities	$7,597	$7,873	$8,279	$8,955	$9,229	$9,366
Debt and Capital Leases(4)	$8,530	$9,075	$8,784	$8,167	$6,575	$6,011
Pension and Post-Retirement Benefits(5)	$6,781	$6,242	$6,022	$5,804	$5,572	$5,317
Other Liabilities, Deferred Gains & Credits	1,580	1,715	1,832	1,940	2,017	2,123
Total Liabilities	**$24,489**	**$24,906**	**$24,917**	**$24,866**	**$23,393**	**$22,816**
Shareholders' Equity(6)	**(1,080)**	**396**	**2,524**	**4,703**	**6,655**	**8,423**
Total Liabilities and Shareholders' Equity	**$23,409**	**$25,302**	**$27,441**	**$29,569**	**$30,048**	**$31,240**

Notes
1. *Exclude bankruptcy and special items and does not reflect fresh start accounting*
2. *Based on actuals from January - November and December forecast*
3. *Projected emergence date of April 30, 2013*
4. *2012 net of $1.9B in liabilities subject to compromise*
5. *Assumes termination of post retirement benefits*
6. *For purposes of the Consolidated Financial Projections, no value has been ascribed to the common equity of the Reorganized Debtors*

American Airlines
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Projected Consolidated Statements of Cash Flows [1]

($ in millions)	2012E[2]	2013E[3]	2014E	2015E	2016E	2017E
	Years ending December 31,					
Cash Flows From Operating Activities:						
Net Income (Loss)	($93)	$1,467	$2,263	$2,213	$1,984	$1,788
Depreciation	1,023	959	986	1,027	1,120	1,222
Special Charges	(100)	100	–	–	–	–
Pension Expense (Addback)[4]	663	(85)	(134)	(151)	(171)	(187)
Pension Funding[4]	(271)	(433)	(88)	(68)	(63)	(68)
Working Capital	339	(90)	312	538	220	103
Other, Net	(185)	287	18	107	77	108
Net Cash Provided by Operating Activities	**$1,375**	**$2,204**	**$3,357**	**$3,666**	**$3,167**	**$2,967**
Cash Flows From Investing Activities:						
Capital Expenditures, Net of Sale-Leaseback Proceeds	($492)	($1,353)	($1,834)	($2,643)	($2,657)	($2,372)
Other	(47)	(7)	(48)	(32)	(16)	(23)
Net Cash Provided by Investing Activities	**($538)**	**($1,360)**	**($1,881)**	**($2,674)**	**($2,673)**	**($2,394)**
Cash Flows From Financing Activities:						
Payments on Long-Term Debt and Capital Leases	($1,259)	($2,636)	($938)	($834)	($1,811)	($567)
Issuance of Long-Term Debt	268	3,155	644	215	215	–
Other	148	–	–	–	–	–
Net Cash Provided by Financing Activities	**($843)**	**$520**	**($294)**	**($619)**	**($1,597)**	**($567)**
Net Increase (Decrease) in Cash	**($7)**	**$1,364**	**$1,182**	**$372**	**($1,103)**	**$6**
Beginning Cash Balance	**$4,739**	**$4,733**	**$6,097**	**$7,279**	**$7,650**	**$6,548**
Change in Cash	(7)	1,364	1,182	372	(1,103)	6
Ending Cash Balance	**$4,733**	**$6,097**	**$7,279**	**$7,650**	**$6,548**	**$6,554**

Notes
1. *Exclude bankruptcy and special items and does not reflect fresh start accounting*
2. *Based on actuals from January - November and December forecast*
3. *Projected emergence date of April 30, 2013*
4. *Assumes termination of medical benefits for retirees*

American Airlines
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Relative 2012 Performance adjusted for expected 2013

improvements

January through September 2012 performance

AA

With 2013 Cost

Actual With 2013 and Revenue US

Results Cost Benefits Benefits Airways United Delta

EBITDAR 1,612 2,753 2,947 1,424 3,272 3,498

Margin 8.5% 14.6% 15.3% 13.5% 11.5% 12.5%

Operating Income 432 1,581 1,774 759 1,388 2,124

Margin 2.3% 8.4% 9.2% 7.2% 4.9% 7.6%

Pre-Tax Income (39) 1,078 1,272 492 792 1,326

Margin -0.2% 5.7% 6.6% 4.7% 2.8% 4.7%

American Airlines

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January 8, 2013

Discussion materials: synergies

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Forward-looking statements

This Presentation contains various forward-looking statements which represent our expectations or beliefs concerning future events. When used in this document, the words “expects,” “estimates,” “plans,” “anticipates,” “indicates,” “believes,” “projects,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “could,” “seeks,” “targets” and similar expressions are intended to identify forward- looking statements. Similarly, statements that describe our strategies, objectives, plans or goals, or actions we may take in the future, are forward-looking statements. Forward-looking statements include, without limitation, statements about:

– the results and benefits of our restructuring

– our business strategies, plans and objectives, including the anticipated impact of such strategies, plans and objectives;

– our future operating and financial performance, including changes in revenues and costs;

– expectations regarding opportunities for growth;

– our aircraft fleet plans and our future financing plans and needs; and

– overall economic and industry conditions.

Other forward-looking statements include statements which do not relate solely to historical facts, such as statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this Presentation. Neither we nor any of our subsidiaries, officers, directors, employees or retained professionals undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause our actual results to differ materially from our expectations. For information concerning such factors, see our filings with the Securities and Exchange Commission, including but not limited to our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011, and September 30, 2011 and our Annual Reports on Form 10-K ended December 31, 2011

This Presentation indicates how we expect to emerge from the bankruptcy as a “new” airline assuming a completed restructuring. Our restructuring is subject to the completion of many tasks in our Chapter 11 cases, various approvals from the Bankruptcy Court, and a successful confirmation of a plan of reorganization

The information in this Presentation is based on our current reorganization plans and expectations, and is subject to change. This Presentation should not be regarded as a representation or warranty by the Debtors or any other person as to the accuracy of the projected financial or other information or that any projections set forth in the Presentation will be realized.

American Airlines

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Revenue synergies

Revenue synergies include:

– Network scale: enhanced spoke presence, passenger mix, and alliance partner benefits

– Network optimization: flight frequency, flight timing, connectivity, gauge and reallocation of flights

– Corporate travel: enhanced share of corporate travel that exceeds the base network scale share

– Frequent flier: revenue driven by enhanced program penetration

Revenue synergies phase in over 3 years and reach approximately $800 million in year 3

($ in millions) Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Thereafter

Net revenue synergies $320 $710 $780 $750 $720 $720 $720

Source: AMR mgmt synergy estimates as of 1/8/13

American Airlines

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Cost synergies and labor dis-synergies

Year 3 cost synergies of approximately $500 million

– Management: Benefits from rationalization of overlapping management positions

– Information Technology: Consolidating and reducing IT projects and services

– Facilities: Rationalize headquarters and optimize footprint at common stations and associated utilities savings

– Other: Scale benefit in purchasing materials and airport services, advertising

($ in millions) Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Thereafter

Cost synergies $200 $400 $490 $560 $590 $590 $590

The cost synergies will be offset by increased labor costs as a result of harmonizing American and US Air workforces

Source: AMR mgmt synergy estimates as of 1/8/13

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One time costs

Total one time costs of $1.3 billion

– Integration to be completed in 3-4 years with majority of integration costs in years 1 and 2

– Costs driven primarily by aircraft and facility standardization but also include integration of IT systems, training and relocation of employees

($ in billions) Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Thereafter

Total one-time costs(1) $1.3

One-time cost timing 0.6 0.5 0.2 0.1 – – –

Source: AMR mgmt synergy estimates as of 1/8/13

Note

(1) Total one-time costs do not equal sum of annual one-time cost amounts due to rounding

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Synergy summary

($ in billions) Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Thereafter

Net revenue synergies $0.3 $0.7 $0.8 $0.8 $0.7 $0.7 $0.7

Cost synergies 0.2 0.4 0.5 0.6 0.6 0.6 0.6

Labor dis- synergies (6 years) (1) (0.5) (0.5) (0.5) (0.9) (1.0) (1.0) –

Total net synergies 0.1 0.7 0.8 0.4 0.3 0.3 $1.3

Total one-time costs (2) $1.3

One-time cost timing 0.6 0.5 0.2 0.1 – – –

Source: AMR mgmt synergy estimates as of 1/8/13

Notes

(1) Labor dis-synergies net of profit sharing

(2) Total one-time costs do not equal sum of annual one-time cost amounts due to rounding

American Airlines

5

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January 8, 2013

Discussion materials: Claims

STRICTLY PRIVATE AND HIGHLY CONFIDENTIAL WORKING DRAFT

PRELIMINARY – SUBJECT TO SUBSTANTIAL REVISION

Forward-looking statements

• This Presentation contains various forward-looking statements which represent our expectations or beliefs concerning future events.

When used in this document, the words “expects,” “estimates,” “plans,” “anticipates,” “indicates,” “believes,” “projects,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “could,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Similarly, statements that describe our strategies, objectives, plans or goals, or actions we may take in the future, are forward-looking statements. Forward-looking statements include, without limitation, statements about:

- the results and benefits of our restructuring

- our business strategies, plans and objectives, including the anticipated impact of such strategies, plans and objectives;

- our future operating and financial performance, including changes in revenues and costs;

- expectations regarding opportunities for growth;

- our aircraft fleet plans and our future financing plans and needs; and

- overall economic and industry conditions.

• Other forward-looking statements include statements which do not relate solely to historical facts, such as statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this Presentation. Neither we nor any of our subsidiaries, officers, directors, employees or retained professionals undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause our actual results to differ materially from our expectations. For information concerning such factors, see our filings with the Securities and Exchange Commission, including but not limited to our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011, and September 30, 2011 and our Annual Reports on Form 10-K ended December 31, 2011

• This Presentation indicates how we expect to emerge from the bankruptcy as a “new” airline assuming a completed restructuring.

Our restructuring is subject to the completion of many tasks in our Chapter 11 cases, various approvals from the Bankruptcy Court, and a successful confirmation of a plan of reorganization

• The information in this Presentation is based on our current reorganization plans and expectations, and is subject to change. This Presentation should not be regarded as a representation or warranty by the Debtors or any other person as to the accuracy of the projected financial or other information or that any projections set forth in the Presentation will be realized .

American Airlines

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AMR et al. Preliminary Estimate of Claims by Corporate Group [1]

In millions

	Class	AMR	AA	Eagle	Total
Administrative claims	Professional fees and expenses [2]	$35	$35	$35	**$105**
	503(b)(9) claims	$0	$30	$3	**$33**
	Post-Petition Pension Payment	$0	$45	$0	**$45**
	Cure claims (assumed executory contracts)	$0	$90	$13	**$104**
Priority claims	Tax claims	$0	$0	$0	**$0**
	Non-tax claims (incl. pension payment)	$0	$227	$0	**$227**
Secured claims	Non-tax exempt debt	$0	$7,516	$0	**$7,516**
	Tax exempt	$0	$1,743	$0	**$1,743**
Unsecured claims [3]	Funded debt (incl. unsecured tax exempt)	$851	$1,656	$0	**$2,507**
	Aircraft lease rejection/restructured claims (1110) (incl. BNDES)	$0	$2,421	$0	**$2,421**
	Pre-petition accounts payable	$0	$85	$15	**$100**
	1113 claim (American Eagle Unions)	$0	$32	$0	**$32**
	1114 claim (OPEB), if any	TBD	TBD	TBD	**TBD**
	Executory contracts (non-aircraft rejection claims)	$0	$26	$0	**$26**
	Guarantees of funded debt (incl. BNDES)	$2,033	$851	$0	**$2,884**
	Intercompany claims (payable to AMR)	$0	$2,438	$0	**$2,438**
	Intercompany claims (payable to AA)	$60	$0	$21	**$81**
	Intercompany claims (payable to Eagle)	$0	$320	$0	**$320**
	Other	$0	$80	$3	**$83**

1 Claims to be addressed under Plan of Reorganization; Debtor legal entities roll up to one of three Corporate Groups; Assumes emergence date of April 30, 2013
2 Allocation of fees and expenses among Corporate Groups is preliminary and subject to material change
3 Figures do not take into account equity of reorganized entity to be distributed to AA unions pursuant to court-approved settlements

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January 15, 2013

American’s International Strategy:

Network and Partnerships

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Forward Looking Statements

This Presentation contains various forward-looking statements which represent our expectations or beliefs concerning future events. When used in this document, the words “expects,” “estimates,” “plans,” “anticipates,” “indicates,” “believes,” “projects,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “could,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Similarly, statements that describe our strategies, objectives, plans or goals, or actions we may take in the future, are forward-looking statements. Forward-looking statements include, without limitation, statements about our business strategies, plans and objectives, including the anticipated impact of such strategies, plans and objectives.

All forward-looking statements in this presentation are based upon information available to us on the date of this Presentation. Neither we nor any of our subsidiaries, officers, directors, employees or retained professionals undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause our actual results to differ materially from our expectations. For information concerning such factors, see our filings with the Securities and Exchange Commission, including but not limited to our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011, and September 30, 2011 and our Annual Reports on Form 10-K ended December 31, 2011.

The information in this Presentation is based on our current plans and expectations, and is subject to change. This Presentation should not be regarded as a representation or warranty by the Debtors or any other person as to the accuracy of any projected information or that any projections set forth in the Presentation will be realized.

American Airlines

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American will build an even stronger international network

A critical element of the strategy is to continue to further strengthen our international operations by . . .

– . . . Growing the size of our international operations

– . . . Growing the number and depth of our partnerships

American has a strong foundation and is well-positioned to take advantage of International growth

Planned Capacity Growth

Domestic

International

2011 2012 2013 2014 2015 2016 2017

American Airlines

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American has always recognized the importance of a global network

American Airlines International Launch/Expansion

1942	1970	1982	1987	1990s	2000s
MEXICO	CARIBBEAN	LONDON	JAPAN	LATIN	CHINA

TODAY

- **MEXICO:** American operates 390 flights per week to 18 cities in Mexico
- **CARIBBEAN:** American has more departures than any other U.S. carrier in the Caribbean with 450 flights per week to 29 cities
- **LONDON:** American has the largest Heathrow operation of any non-U.K. carrier
- **JAPAN:** American now serves Tokyo from 4 of its 5 hubs and has service to Narita and Haneda
- **LATIN:** American offers more flights to more destinations in Latin America than any airline with 450 flights per week to 33 cities
- **LATIN:** American is the #1 airline by revenue from 35 Latin American countries to the U.S.
- **CHINA:** American serves Beijing and Shanghai daily

Sources: American's operational stats: American network plan (average weekly departures planned for 2013); Diio; DB1B

4

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Contents

American has a comprehensive international operation

American is well-positioned to take advantage of the increasing demand for international travel

Industry-leading partnerships are the hallmark of American’s international growth plan

A highly experienced and multinational organization continues to lead this very complex aspect of American’s business

American Airlines

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American has 2,000 weekly departures to 100 international cities

Europe

12 Destinations 220+ Departures per Week

London-Heathrow Paris-De Gaulle

Madrid Manchester

Barcelona Rome-Da Vinci

Dublin Milan-Malpensa

Frankfurt Zurich

Duesseldorf Helsinki

Canada

6 Destinations 350+ Departures per Week

Toronto Montreal-PET

Ottawa Calgary

Vancouver Kitchener

Asia

5 Destinations 60 Departures per Week

Tokyo-Narita Shanghai

Tokyo-Haneda Beijing

Seoul Central America

10 Destinations 170+ Departures per Week

San Jose

Guatemala City Panama City

Belize City Managua

San Pedro Sula San Salvador

Liberia Tegucigalpa

Roatan South America

20 Destinations 290+ Departures per Week

Sao Paulo-Guarulhos

Caracas Buenos Aires

Rio De Janeiro Lima

Bogota Santiago

Quito Guayaquil

Maracaibo Cali

Montevideo La Paz

Manaus Medellin

Brasilia Belo Horizonte

Recife Salvador

Asuncion Caribbean

29 Destinations 540+ Departures per Week

Nassau Santo Domingo

Port Au Prince Punta Cana

Montego Bay Tortola

Freeport Barbados

Grand Cayman Island Kingston

St. Maarten Antigua

St. Kitts Santiago

Providenciales Bermuda

Curacao Aruba

Port Of Spain George Town

Pointe A Pitre Fort De France

Marsh Harbour North Eleuthera

Dominica St. Lucia-Vieux Fort

Puerto Plata La Romana

Grenada Mexico

18 Destinations 380+ Departures per Week

Cancun Mexico City

San Jose Cabo Monterrey

Guadalajara Leon/Guanajuato

San Luis Potosi Queretaro

Aguascalientes Chihuahua

Torreon Puerto Vallarta

Cozumel Morelia

Puebla Veracruz

Mazatlan Ixtapa/Zihuatanejo

Source: Innovata schedule data for 2013 as of January 14, 2013

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American’s drives significant revenue from international

International business has always been at the core of American’s business, and provides a substantial percentage of revenue today

American’s Mainline Passenger Revenue Distribution by Entity

Domestic, 57%

Latin, 25%

International 43%

Atlantic, 13%

Pacific, 5%

Source: Company Analysis

American Airlines

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It takes significant resources to manage the international network…

Asia / Pacific

80 Management 150+ Total

Canada

25+ Management 350+ Total

UK / Europe

275+ Management 1,250+ Total

Mexico / Caribbean

200+ Management 2,200+ Total

Latin America

325+ Management 2,300+ Total

American Airlines

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…as well as significant investment in facilities

American Airlines serves over 100 international airports, has 11 international Admirals Clubs and nearly 100 international ticket sales offices

Asia / Pacific

4 Airports

3 Sales & Ticket Offices

1 Admirals Club

21 Partner Clubs

Canada

6 Airports

1 Admirals Club

Mexico / Caribbean

49 Airports

25 Sales & Ticket Offices

2 Admirals Clubs

Latin

30 Airports

64 Sales & Ticket Offices

5 Admirals Clubs

UK / Europe

12 Airports

7 Sales & Ticket Offices

2 Admirals Clubs

2 Partner Clubs

American Airlines

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Contents

American has a comprehensive international operation

American is well-positioned to take advantage of the increasing demand for international travel

Industry-leading partnerships are the hallmark of American’s international growth plan

A highly experienced and multinational organization continues to lead this very complex aspect of American’s business

American Airlines

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Industry increasingly shifting focus to higher yield international business

Legacy airlines grew their international revenues by more than 35% between 2006 and 2011

International yields for major carriers outperformed domestic yields in the same period

2006 2011

Network Airlines

Operating Revenue

2%

$67B $68B

Domestic

37%

$30B

$42B

International

Network Airlines Stage-length Adjusted Yields

19%

16.6¢

19.9¢

Domestic

24%

26.4¢

32.8¢

International

Source: Form 41

American Airlines

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American’s fleet investment enables international growth

American’s dedicated international fleet will grow 23% by YE 2017

Planned International Aircraft

2012 2013 2014 2015 2016 2017

Boeing 757 International 20 20 20 20 20 20

Boeing 767-300s 58 58 58 58 43 33

Boeing 777s 49 57 63 65 62 62

Boeing 787s 0 0 2 13 26 41

Total 127 135 143 156 151 156

American Airlines

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American will capitalize on high growth international markets

Demand Forecast

IATA (2011-15)

Domestic 3.8%

UK 4.4%

Europe 4.4%

Latin North 6.0%

Latin South 8.0%

Asia 7.5%

Higher growth is projected in all international regions

2012 International Capacity

Percent of Mainline ASMs

43%

United

40%

Delta

37%

American

23%

US Airways

43%

American 2017 plan

Source: FY 2012 Diio Schedule Data

American Airlines

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American has either started or announced many new routes this year

In 2012, American added and announced a number of new routes, including Dallas to Seoul, South Korea, Chicago to Dusseldorf, Germany and Miami to Manaus, Brazil

New/Planned Routes (2012-2013) Increased Frequency (2012-2013)

American Airlines

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Contents

American has a comprehensive international operation

American is well-positioned to take advantage of the increasing demand for international travel

Industry-leading partnerships are the hallmark of American’s international growth plan

A highly experienced and multinational organization continues to lead this very complex aspect of American’s business

American Airlines

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Our partners provide our high value customers a more expansive global network

CURRENT & ANNOUNCED PARTNERS

HAINAN AIRLINES

JAPAN AIRLINES

CATHY PACIFIC

malaysia AIRLINES

Jet

QANTAS

HAWAIIN AIRLINES

Air Tahiti Nui

AIR PACIFIC FLN’S INTERNATIONAL AIRLINE

WESTJET

AlaskaAirlines

Cape Air

AmericanAirlines

TAM

LAN

BRITISH AIRWAYS

Airberlin

IBERIA

FINNAIR

S7 AIRLINES

EL AL

ROYAL JORDANIAN

Gulf Air

QATAR AIRWAYS

JET AIRWAYS

SriLankan

Airlines

Over 280 codeshare cities and over 520 routes

1,800+ departures per day

American Airlines

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Partnerships enable international growth for airlines

■ Partnerships solve a number of constraints that limit organic international expansion

Fleet

• Increase the number of long-haul aircraft available

Facilities/Slots

• Provide access to lucrative facility or slot constrained markets

Market Knowledge

• Share local market knowledge and relationships

Cost Efficiencies

• Allow efficient expansion with limited investment in facilities and staff

Capacity Discipline

• Provide incremental capacity while maintaining supply/demand balance

American Airlines

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Partnerships come in various forms

Interline Codeshare Alliance Joint Business

Through-ticketing and check-in

Place code on flights

Loyalty program alignment

Facility coordination

Network / schedule

coordination

Integrated marketing and sales

Coordinated pricing

Revenue and cost sharing

Number of partners (YE 2011) 120 22 11 4

INCREASE IN VALUE

INCREASE IN COMPLEXITY

American Airlines

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Codeshare

While codesharing provides valuable benefits for customers…

Codeshare Benefits

Broader network	Codeshares provide customers more destinations around the world
Customer experience	Codeshare provide customers with a seamless travel experience throughout the customer journey ▪ Reserve and ticket an itinerary all in one place ▪ Check baggage and obtain a boarding pass to final destination ▪ Easier flight connections due to better coordination of schedule
Frequent flyer benefits	Frequent flyer benefits are extended to customers traveling on partner airlines, with more ways to earn and redeem miles


Departure Flight
Depart
Arrive
AMERICAN AIRLINES
6093
Operated by Cathay Pacific
Chicago (ORD)
October 7, 2011 03:25 PM
Travel Time: 15h 35m
Cabin Class: Economy
Seat: unassigned
Hong Kong (HKG)
October 8, 2011 08:00 PM
Booking Code: L
Plane Type: 773

American Airlines
19

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oneworld

…Alliances offer even more customer value

Incremental Alliance Benefits

Codeshare Benefits

oneworld Benefits Broader network Customer experience Frequent flyer benefits Global coverage

Broader product offering

More FFP rewards & recognition

More lounges and smoother transfers

Greater support

Alliances allow each carrier to offer services beyond what any individual carrier can provide by itself

• Access to more destinations across a significant number of airlines

• Innovative, flexible and attractively priced alliance fares and sales products

• Top tier frequent flyers enjoy all of the privileges to which their status entitles them across all airlines

• Members of an alliance airline’s frequent flyer program can earn and redeem miles on eligible flights

• Access to a network of airport lounges

American Airlines

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oneworld

American: A founding member of oneworld Alliance

• As one of the founding members in 1999, American has been instrumental in the direction of oneworld

– AMR’s CEO and Chairman, Tom Horton, is also the Chairman of oneworld oneworld

• 11 Member Airlines with

4 Member-Elect Airlines

• 850 Airports

• Nearly 160 Countries

• 9,300 Daily Departures

• 340M Passengers/Year

• 2,600 Aircraft

S7

JAL

AA

American Airlines

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oneworld

American is oneworld’s largest member

Carrier Size and Rank by ASM

#1 #2 #3 #4 #5

Oneworld AmericanAirlines* BRITISH AIRWAYS

IBERIA CATHY PACIFIC QANTAS JAI

JAPAN AIRLINES

28% 23% 12% 10% 8%

STAR ALLIANCE UNITED Lufthansa U.S AIRWAYS SINGAPORE AIRLINES AIR CHINA

21% 14% 8% 7% 6%

SKYTEAM DELTA AIRFRANCE

KLM CHINA SOUTHERN CHINA EASTERN KOREAN AIR

28% 20% 10% 9% 7%

Source: Rankings based on YE 3Q 2013 Scheduled ASMs, Diio

American Airlines

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oneworld

oneworld: preferred alliance for High Value Customers

• Outsized revenue share demonstrates oneworld’s positioning as the premium global alliance and its resonance with High Value Customers

Largest Worldwide Premium Markets

International Premium Passengers Per Day Each Way

London 4,200

Tokyo 2,500

New York 2,500

Hong Kong 2,300

Singapore 2,300

Paris 1,700

Seoul 1,400

Frankfurt 1,300

Revenue Premium

versus Seat Share (pts) Top 100 global cities

4.0

oneworld

1.0

Star

(5.0)

Skyteam

oneworld Data Source: IATA Airport-IS, 12 months ended July 2012, includes members-elect . Top 100 cities from Mastercard study

American Airlines

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Joint Business

Agreements

Joint Businesses provide the most customer benefits

Codeshare Benefits

oneworld Benefits

Broader network

Global coverage

Broader product offering

Customer experience

More lounges and smoother transfers

Frequent flyer benefits

More rewards & recognition

Greater customer support

In addition to codeshare and oneworld member benefits, joint business agreements provide customers the following incremental benefits

Coordinated schedules

Greater convenience

Joint sales agreements

Corporate customers benefit across larger network

Superior product standards

Commitment to high standards of quality, service

and safety

Seamless customer experience

Superior customer service integration

Frequent flyer program consistency

Consistent frequent flyer benefits and recognition

American Airlines

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Joint Business

Agreements

American’s international network is bolstered by its three strategic global joint business agreements

• A joint business is a cooperative arrangement that allows for balanced growth across the carriers and mutually shared revenues, risk and reward

• Each carrier retains its separate brand, corporate identity and individual operations

• American established joint business agreements with:

• British Airways and Iberia in 2010

• Japan Airlines in 2011

• Qantas in 2012

AA

JAL

AA

AA

American Airlines

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Contents

• American has a comprehensive international operation

• American is well-positioned to take advantage of the increasing demand for international travel

• Industry-leading partnerships are the hallmark of American’s international growth plan

• A highly experienced and multinational organization continues to lead this very complex aspect of American’s business

American Airlines

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American has built many partnerships over the past several years

JET AIRWAYS

Codeshare with Jet Airways

BRITISH AIRWAYS

IBERIA

Joint Business Launched

GOL

Codeshare with GOL

WESTJET

Codeshare with WestJet

AIR PACIFIC

FLN’S INTERNATIONAL AIRLINE

Codeshare with Air Pacific

QANTAS

Joint Business Launched

oneworld

airberlin

Air Berlin Joins oneworld

TAM

Codeshare with TAM

Pre-2007 2007 2008 2009 2010 2011 2012 2013

oneworld Partners

oneworld

Codeshare with EL AL

EL AL

IT’S NOT JUST AN AIRLINE ITS ISRAEL

Codeshare with Etihad Airways

ETIHAD AIRWAYS

S7 Airlines Joins oneworld

S7 Airlines

oneworld

Codeshare with Air Berlin

airberlin

Codeshare Agreement with Hainan

HAINAN AIRLINES

Codeshare with Open Skies

Open Skies

BRITISH AIRWAYS

Joint Business Launched

JAPAN AIRLINES

Codeshare with LAN Ecuador

LAN

Codeshare with Air Tahiti Nui

Air Tahiti Nui

Codeshare with Qatar Airways

QATAR AIRWAYS

BRITISH AIRWAYS

CATHAY PACIFIC

FINNAIR

IBERIA

LAN

QANTAS

ROYAL JORDANIAN

JAPAN AIRLINES

American Airlines

Codesharing

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While implementing a codeshare requires coordination in various areas…

Define terms of agreement, including exclusivity, commission,

Scope

routes, prorate, etc.

Regulatory

Coordinate various government approvals

System Testing

Determine technical requirements and test system processes

Sell

Place code on flights and coordinate marketing efforts

American Airlines

Joint Business

Agreements

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. . . Implementing a Joint Business is more complex

• Unlike a codeshare, defining a fair financial settlement in a joint business that rewards airlines for jointly growing the joint business is more difficult yet critical

Metal neutrality

Proportionality

Incentive alignment

Anti-Trust Immunity

Alignment of Product

Fairness

• Promote neutrality regarding sales and pricing decisions

• Balanced growth for all parties

• Creates a framework for cooperation & optimal joint decisions

• Incentives for alignment of product/service

• Increased scrutiny from government officials

• Aligned pricing, sales and network strategy

• Co-location at airports and sales offices

• Share the risk and reward of beneficial decisions

• Dis-incentive for damaging unilateral actions

American Airlines

Joint Business

Agreements

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Managing a Joint Business also continues to be more resource-intensive after implementation

• For a joint business to be successful, carriers must be aligned on objectives and develop a financial mechanism that drives incentives to grow the joint business successfully

Alignment of Strategic Direction

• Maintain a single view of key functions, including sales, marketing, schedules and pricing

• Allow for balanced growth

• Develop a complex financial structure to incentivize appropriate behavior to benefit all carriers jointly

Alignment of Management Teams

• Expedite critical decision-making

• Align motives and incentive programs

American Airlines

Joint Business

Agreements

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We have put together a governance structure to ensure success

■Developing a joint business governance structure helps expedite proper implementation

Commercial Board

Cargo

Marketing & Comm

Sales

Revenue Management

Network Planning

Commercial

Steering

Committee

Management

Committee

Customer

Board

Lounges

Onboard Product

Web & Call Centre

Airport

FFP

Customer

General Mgmt Team

People & Culture

Legal

Finance

IT

Enablers

Procurement

Policies

Data & Metrics

Disruption Management

Special Projects

American Airlines

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Maintaining a partnership’s value is an iterative process

• Significant effort is put into implementing a partnership. To ensure long term success and durability, partnerships are contemplated in everyday decisions

• Beyond processes, it is essential to maintain and develop new personal and business relationships with our partners

Seamless Customer Experience

Performance Analysis

Optimize Schedule

Optimize Revenue

Marketing

Customer Service

American Airlines

Joint Business

Agreements

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When implemented successfully, the benefits from a joint business are rewarding

■ Two years after implementation, the Atlantic Joint Business is showing strong results

Revenue +23% Unit Revenue +10%

Capacity +11%

Premium Load Factor

+4 points to 77.1%

Non-Premium Market

Share +1.0 points

Premium Market Share

+1.6 points

American Airlines

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American’s global network, coupled with the best partners, is positioned to capitalize on international growth

• American has a strong foundation and is well-positioned to take advantage of international growth

– Significant revenue from international

– A Latin America franchise unmatched by any carrier

– A founding member of the most premium alliance

• American will continue to build complex partnerships that return the most value to stakeholders

• American’s experienced multinational organization is ideally positioned to capitalize on international demand growth

American Airlines

($ in millions)	Actual 2011	Actual 4Q11	Actual YTD Sep-12	YE Sep 2012	YTD Sep 2012	4Q12 Proj- ected	2012E	($ in millions)	2013E	2014E	2015E	2016E	2017E
Operating Earnings	($1,054)	($784)	$104	($681)	$104	$114	$218	Operating Earnings	$2,295	$2,852	$2,848	$2,517	$2,214
Plus: Depreciation	$1,086	$271	$777	$1,047	$777	$246	$1,023	Depreciation	$959	$986	$1,027	$1,120	$1,222
Plus: Mainline Aircraft Rent	$631	$172	$404	$575	$404	$139	$542	Mainline Aircraft Rent	$776	$1,004	$1,252	$1,468	$1,706
Plus: Special Items	$725	$725	$329	$1,054	$329	($149)	$179	Special Items	$103	$0	$0	$0	$0

Adjusted EBITDAR	1,388	383	1,612	1,995	1,612	350	1,963	Adjusted EBITDAR	4,132	4,842	5,128	5,105	5,142

Revenue	24,022	5,956	18,918	24,874	18,918	5,879	24,798	Revenue	26,348	27,559	29,963	31,807	32,346
EBITDAR Margin	5.8%	6.4%	8.5%	8.1%	8.5%	5.9%	7.9%	EBITDAR Margin	15.7%	17.6%	17.1%	16.1%	15.9%

Net Income	($1,979)	($1,095)	($2,139)	($3,234)	($2,139)	($50)	($2,189)	Net Income	$1,467	$2,263	$2,213	$1,984	$1,788
Plus: Reorganization Items	$118	$118	$1,767	$1,885	$1,767	$15	$1,782	Reorganization Items	$60	$0	$0	$0	$0
Plus: Special Items	$725	$725	$329	$1,054	$329	($149)	$179	Special Items	$103	$0	$0	$0	$0

Adjusted Net Income	($1,136)	($252)	($43)	($295)	($43)	($185)	($228)	Adjusted Net Income	1,630	2,263	2,213	1,984	1,788
Adj Net Income Margin	(4.7%)	(4.2%)	(0.2%)	(1.2%)	(0.2%)	(3.1%)	(0.9%)	Adj Net Income Margin	6.2%	8.2%	7.4%	6.2%	5.5%

Consolidated Operating Statistics:
Available Seat Miles (bn)							166		168.2	172.8	185.3	194.7	197.2
Pax Rev per Available Seat Mile (¢)							13.01		13.53	13.8	14.01	14.15	14.21
CASM Ex-Fuel and Special Items (¢)							9.43		8.96	9.2	9.53	10.01	10.35
Fuel Price Per Gallon							$3.20		$3.17	$3.14	$3.14	$3.13	$3.11

Cash Flow from Operations							$1,375		$2,204	$3,357	$3,666	$3,167	$2,967
Net Capex(5)							-492		-1,353	-1,834	-2,643	-2,657	-2,372

Balance Sheet Summary
Unrestricted Cash							$3,884		$5,559	$6,791	$7,163	$6,060	$6,066
% of Revenue							15.70%		21.10%	24.60%	23.90%	19.10%	18.80%
Total Debt(6)							$8,530		$9,075	$8,784	$8,167	$6,575	$6,011
Off Balance Sheet Debt(6)							210		425	313	313	313	313
Capitalized Aircraft Rent(7)							3,805		5,432	7,027	8,767	10,276	11,943

Adjusted Net Debt							$8,662		$9,374	$9,332	$10,085	$11,103	$12,200
Adj. Net Debt / Adj. EBITDAR							4.4x		2.3x	1.9x	2.0x	2.2x	2.4x

				From BPM		Op Earnings	546496.071		2294974.27	2852236.57	2848434.84	2517261.9	2213725.65
						Dep	1022742.25		958583.704	986154.306	1027025.59	1120237.95	1222031.08
						Rent	550159.795		843593.376	1189670.44	1624869.75	1998136.36	2319743.42
						Special Items	-149396.75		102540.316	0	0	0	0
						Reg Rent	6575.23587		67564.1208	185879.411	372428.213	530178.693	613581.9
						ML Rent	543584.56		776029.255	1003791.03	1252441.53	1467957.67	1706161.52
						Revenue	24797509.1		26347598.9	27559208.7	29962816.2	31807180	32345708.8
						Net Income			1467248.16	2263462.89	2212814.66	1983680.91	1788404.54
Adjusted Net Debt				7,832			$8,662	Adjusted Net Debt	$9,374	$9,332	$10,085	$11,103	12200
Adj Net Debt / EBITDAR				3.9			4.4	Adj Net Debt / EBITDAR	2.3	1.9	2.0	2.2	2.4

YE September 2012 Financials

($ Millions)	YE September 12
Long-Term Debt and Capital Leases	$8,033
Present Value of Operating Leases	4,026
Less: Unrestricted Cash and Short-Term Investments	$(4,227)

Adjusted Net Debt	$7,832

($ in millions)	Actual 4Q11	Actual YTD Sep-12	YE Sep 2012
Operating Earnings	$(784)	$104	$(681)
Plus: Depreciation	$271	$777	$1,047
Plus: Mainline Aircraft Rent	$172	$404	$575
Plus: Special Items	$725	$329	$1,054

Adjusted EBITDAR	$383	$1,612	$1,995

Revenue	$5,956	$18,918	$24,874
EBITDAR Margin	6.4%	8.5%	8.1%

Unrestricted Cash and Short-Term Investments at 9/30/12			$4,227
Unrestricted Cash as % of Revenue			17%

Adjusted Net Debt / Adjusted EBITDAR			3.9

Adjusted Net Debt - 2012-17

($ Millions)	At Filing (11/29/11)	At Emergence (4/30/13)	2012E	2013E	2014E	2015E	2016E	2017E
Long-Term Debt and Capital Leases	$11,316	$9,149	$10,472	$9,075	$8,784	$8,167	$6,575	$6,011
Liabilities Subject to Compromise	$—	$—	$(3,278)	$—	$—	$—	$—	$—
Present Value of Operating Leases and Off-Balance Sheet Obligations	$5,943	$4,579	$5,352	$5,857	$7,340	$9,080	$10,589	$12,256
Less: Unrestricted Cash and Short-Term Investments	$(4,350)	$(4,775)	$(3,884)	$(5,559)	$(6,791)	$(7,163)	$(6,060)	$(6,066)

Adjusted Net Debt	$12,908	$8,953	$8,662	$9,374	$9,332	$10,085	$11,103	$12,200

($ in millions)		2011	2012E	2013E	2014E	2015E	2016E	2017E
Operating Earnings		$(1,054)	$218	$2,295	$2,852	$2,848	$2,517	$2,214
Depreciation		$1,086	$1,023	$959	$986	$1,027	$1,120	$1,222
Mainline Aircraft Rent		$631	$542	$776	$1,004	$1,252	$1,468	$1,706
Special Items		$725	$179	$103	$—	$—	$—	$—

Adjusted EBITDAR		$1,388	$1,963	$4,132	$4,842	$5,128	$5,105	$5,142

Revenue		$24,022	$24,798	$26,348	$27,559	$29,963	$31,807	$32,346
EBITDAR Margin		5.8%	7.9%	15.7%	17.6%	17.1%	16.1%	15.9%

Net Income		$(1,979)	$(2,189)	$1,467	$2,263	$2,213	$1,984	$1,788
Reorganization Items		$118	$1,782	$60	$—	$—	$—	$—
Special Items		$725	$179	$103	$—	$—	$—	$—

Adjusted Net Income		$(1,136)	$(228)	$1,630	$2,263	$2,213	$1,984	$1,788
Adj Net Income Margin		-4.7%	-0.9%	6.2%	8.2%	7.4%	6.2%	5.5%

Mainline CASM

($ Millions / CASM in Cents)	2011
Total Operating Expenses	$25,033
Less: Special Items	$(756)
Less: Mainline Fuel	$(7,358)
Less: Expenses Related to Regional Affiliates	$(2,960)

Mainline Operating Expenses - Ex-Fuel & Special Items	$13,959
Mainline ASMs	154,321

Mainline CASM - ExFuel & Special Items	9.0
Stage-Length Adjustor Multiplier	1.07

Stage-Length Adjusted Mainline CASM - Ex-Fuel & Special Items	9.7

Mainline Labor Expenses	$6,385
Mainline ASMs	154,321

Mainline Labor CASM	4.1
Stage-Length Adjustor Multiplier	1.07

Stage-Length Adjusted Mainline Labor CASM	4.4

Mainline Operating Expenses - Ex-Fuel & Special Items	$13,959
Less: Labor Expenses	$(6,385)

Mainline Non-Labor Ex-Fuel Expenses	$7,574
Mainline ASMs	154,321

Mainline Non-Labor Ex-Fuel CASM	4.9
Stage-Length Adjustor Multiplier	1.07

Stage-Length Adjusted Mainline Non-Labor Ex-Fuel CASM	5.2

New American
Mainline Operating Expenses - Ex-Fuel & Special Items	$13,959
Projected Cost Savings	$(1,736)

New American Mainline Operating Expenses - Ex-Fuel & Special Items	$12,223
Mainline ASMs	154,321

New American Mainline CASM - Ex-Fuel & Special Items	7.9
Stage-Length Adjustor Multiplier	1.07

New American Stage-Length Adjusted Mainline CASM - Ex-Fuel & Special Items	8.4

Mainline Labor Expenses	$6,385
Projected Labor Savings	$(1,490)

New American Mainline Labor Expenses	$4,895
Mainline ASMs	154,321

New American Mainline Labor CASM	3.2
Stage-Length Adjustor Multiplier	1.07

New American Stage-Length Adjusted Mainline Labor CASM	3.4

Mainline Non-Labor Ex-Fuel Expenses	7,574
Projected Net Non-Labor Savings	$(246)

New American Mainline Non-Labor Ex-Fuel Expenses	$7,328
Mainline ASMs	154,321

New American Mainline Non-Labor Ex-Fuel CASM	4.7
Stage-Length Adjustor Multiplier	1.07

New American Stage-Length Adjusted Mainline Non-Labor Ex-Fuel CASM	5.0

YTD 3Q12
Operating Revenue	$18,918
Operating Expenses	$(18,815)

Operating Earnings	$104
Other Income	$(476)

Pre-Tax Earnings Before Reorganization Items	$(373)
Reorganization Items, Net	$(1,767)

Pre-Tax Earnings Before Reorganization Items	$(2,139)

Pre-Tax Earnings	$(2,139)
Add: Special Items	$2,100

Pre-Tax Earnings Ex-Special Items	$(39)

Operating Earnings	$104
Add: Special Items	$329

Operating Earnings Ex-Special Items	$432

Operating Earnings, Ex-Special Items	$432
Add: Mainline Aircraft Rent	$404

Add: Depreciation	$777

EBITDAR Ex-Special Items	$1,612

w/ 2013 Cost Benefits
Pre-Tax Earnings Ex-Special Items	$(39)
Add: Projected Costs Benefits in Pre-Tax Earnings	$1,117

Adjusted Pre-Tax Earnings	$1,079

Operating Earnings Ex-Special Items	$432
Add: Projected Costs Benefits in Operating Earnings	$1,149

Adjusted Operating Earnings	$1,581

EBITDAR Ex-Special Items	$1,612
Add: Projected Costs Benefits in EBITDAR	$1,141

Adjusted EBITDAR	$2,753

w/ 2013 Cost & Rev Benefits
Pre-Tax Earnings Ex-Special Items	$(39)
Add: Projected Total Benefits in Pre-Tax Earnings	$1,311

Adjusted Pre-Tax Earnings	$1,273

Operating Earnings Ex-Special Items	$432
Add: Projected Total Benefits in Operating Earnings	$1,342

Adjusted Operating Earnings	$1,774

Operating Earnings, Ex-Special Items	$1,612
Add: Projected Total Benefits in EBITDAR	$1,335

Adjusted EBITDAR	$2,947